EXHIBIT 10.1

AMENDMENT NO. 2
AMENDMENT NO. 2 (this “Amendment”), dated as of September 12, 2014, to that certain Amended and Restated Credit Agreement, dated as of May 16, 2013 (the “Credit Agreement”, with capitalized terms used herein and not defined herein having the meanings assigned to therein), among Wendy’s International, LLC, an Ohio limited liability company (f/k/a Wendy’s International, Inc.) (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association, as Syndication Agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as Co-Documentation Agents.
W I T N E S S E T H :
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Required Lenders agree to the amendment of the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:
(i)    The definition of “Hedge Bank” in Section 1.01 of the Credit Agreement is hereby amended by deleting “an interest rate” immediately prior to the phrase “Swap Contract” therein and adding “any” prior to such phrase.
(ii)    The definition of “Secured Hedge Agreement” in Section 1.01 of the Credit Agreement is hereby amended by deleting “interest rate” immediately prior to the phrase “Swap Contract” therein.
SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders and the Borrower. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.
SECTION THREE - Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that both before and after giving effect to this Amendment, (x) no Default has occurred and is continuing; and (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document that has been furnished at any time under or in connection with any Loan Document, are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date, and except that, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.
SECTION FOUR - Reference to and Effect on the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement, as specifically amended by this Amendment, and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION FIVE - Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of counsel) in accordance with the terms of Section 10.04 of the Credit Agreement.
SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

WENDY’S INTERNATIONAL, LLC

By:	/s/ Gavin P. Waugh
Name: Gavin P. Waugh
Title: VP & Treasurer

[Wendy’s Amendment No. 2]

Accepted and Agreed:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Vice President

[Wendy’s Amendment No. 2]

AIB DEBT MANAGEMENT LIMITED,
as a Lender

By:	/s/ Donna Cleary
Name: Donna Cleary
Title: Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Roisin O’Connell
Name: Roisin O’Connell
Title: Senior Vice President Investment Advisor to AIB Debt Management, Limited

[Wendy’s Amendment No. 2 to ARCA]

Hewett’s Island CLO I-R, Ltd., as a Lender

By: Acis Capital Management, LP,
     its Collateral Manager

By: Acis Capital Management GP, LLC,
     its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

AOZORA BANK, LTD, as a Lender

By:	/s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto
Title: Deputy General Manager

[Wendy’s Amendment No. 2 to ARCA]

AZB FUNDING, as a Lender

By:	/s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto
Title: Deputy General Manager

[Wendy’s Amendment No. 2 to ARCA]

Bank of America, N.A., as a Lender

By:	/s/ Jonathan Barnes
Name: Jonathan Barnes
Title: Vice President

[Wendy’s Amendment No. 2 to ARCA]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Ironshore Inc., as a Lender

By: BlackRock Financial Management, Inc.,
its Investment Advisor

By:	/s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Permanens Capital Floating Rate Fund LP,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By:	/s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

BMO Harris Bank, N.A., as a Lender

By:	/s/ Elizabeth Kurtti
Name: Elizabeth Kurtti
Title: Vice President

[Wendy’s Amendment No. 2 to ARCA]

Carlyle Daytona CLO, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Carlyle High Yield Partners IX, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Carlyle High Yield Partners VIII, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Carlyle High Yield Partners X, Ltd.,
as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Carlyle McLaren CLO, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Foothill CLO I, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Mountain Capital CLO VI Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

Churchill Financial Cayman Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Wendy’s Amendment No. 2]

CIT Finance LLC, as a Lender

By:	/s/ Renee M. Singer
Name: Renee M. Singer
Title: Managing Director

[Wendy’s Amendment No. 2 to ARCA]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK
NEDERLAND” New York Branch, as a Lender

By:	/s/ Peter Duncan
Name: Peter Duncan
Title: Managing Director

By:	/s/ James Purky
Name: James Purky
Title: Vice President

[Wendy’s Amendment No. 2 to ARCA]

Credit Suisse Loan Funding LLC, as a Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Stanley Tran
Name: Stanley Tran
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Spring Road CLO 2007 - 1, LTD.,
as a Lender

By: Denali Capital LLC, managing member of
DC Funding Partners LLC,
Collateral Manager

By:	/s/ Kelli C. Marti
Name: Kelli Marti
Title: Senior Vice President

[Wendy’s Amendment No. 2]

DENALI CAPITAL CLO VI, LTD., as a Lender

By: Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By:	/s/ Kelli C. Marti
Name: Kelli Marti
Title: Senior Vice President

[Wendy’s Amendment No. 2]

DENALI CAPITAL CLO VII, LTD., as a Lender

By: Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By:	/s/ Kelli C. Marti
Name: Kelli Marti
Title: Senior Vice President

[Wendy’s Amendment No. 2]

DENALI CAPITAL CLO X, LTD., as a Lender

By: Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager     for DENALI CAPITAL CLO X, LTD.

By:	/s/ Kelli C. Marti
Name: Kelli Marti
Title: Senior Vice President

[Wendy’s Amendment No. 2]

FIFTH THIRD BANK, as a Lender

By:	/s/ Michael J. Schaltz, Jr.
Name: Michael J. Schaltz, Jr.
Title: Vice President

[Wendy’s Amendment No. 2 to ARCA]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Senior Vice President

[Wendy’s Amendment No. 2 to ARCA]

Advanced Series Trust – AST Goldman Sachs
Multi-Asset Portfolio

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Wendy’s Amendment No. 2 to ARCA]

Goldman Sachs Lux Investment Funds for the
benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Wendy’s Amendment No. 2 to ARCA]

ABS Loans 2007 Limited, a subsidiary of
Goldman Sachs Institutional Funds II PLC,
as a Lender

By:	/s/ Martin McAnaney
Name: Martin McAnaney
Title: Authorised Signatory

[Wendy’s Amendment No. 2 to ARCA]

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY

By: Goldman Sachs Asset Manager, L.P.,
    as Manager, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Wendy’s Amendment No. 2 to ARCA]

Goldman Sachs Collective Trust High Yield
Implementation Vehicle by The Goldman Sachs Trust Company, NA, as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Wendy’s Amendment No. 2 to ARCA]

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By: Goldman Sachs Asset Management, L.P. as
investment advisor and not as principal,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Wendy’s Amendment No. 2 to ARCA]

Aberdeen Loan Funding, Ltd., as a Lender

By: Highland Capital Management, L.P.,
as     Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

ACIS CLO 2013-1 LTD., as a Lender

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

ACIS CLO 2013-2 LTD, as a Lender

By: Acis Capital Management, L.P.,
its Portfolio Manager

By: Acis Capital Management GP, LLC,
    its General Partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

ACIS CLO 2014-3, LTD., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Brentwood CLO, Ltd., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Eastland CLO, Ltd., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Grayson CLO, Ltd., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Greenbriar CLO, LTD., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Rockwall CDO II Ltd., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Stratford CLO, Ltd., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Westchester CLO, Ltd., as a Lender

By: Highland Capital Management, L.P.,
as Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

The Huntington National Bank, as a Lender

By:	/s/ Amanda M. Sigg
Name: Amanda M. Sigg
Title: Vice President

[Wendy’s Amendment No. 2]

ING Capital LLC, as a Lender

By:	/s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

ING Capital LLC, as a Lender

By:	/s/ Evelin Herrera
Name: Evelin Herrera
Title: Vice President

[Wendy’s Amendment No. 2]

Ballantyne Funding LLC, as a Lender

By:	/s/ Jonathan Barnes
Name: Jonathan Barnes
Title: Vice President

[Wendy’s Amendment No. 2 to ARCA]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Vice President – Senior Corporate Banker

[Wendy’s Amendment No. 2]

REGIONS BANK, as a Lender

By:	/s/ Jay R. Goldstein
Name: Jay R. Goldstein
Title: SVP

[Wendy’s Amendment No. 2]

Royal Bank of Canada, as a Lender

By:	/s/ Michael G. Wang
Name: Michael G. Wang
Title: Vice President

[Wendy’s Amendment No. 2 to ARCA]

Saratoga Investment Corp CLO 2013-1, Ltd.,
as a Lender

By:	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney-In-Fact

[Wendy’s Amendment No. 2 to ARCA]

AZL T. Rowe Price Capital Appreciation Fund,
as a Lender

By: T. Rowe Price Trust Company,
as investment sub-advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

ING Investors Trust – ING
T. Rowe Price Capital Appreciation Portfolio,
as a Lender

By: T. Rowe Price Associates, Inc.,
as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

John Hancock Funds II – Capital Appreciation
Value Fund, as a Lender

By: T. Rowe Price Associates, Inc.,
as investment sub-advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

John Hancock Variable Insurance Trust –
Capital Appreciation Value Trust, as a Lender

By: T. Rowe Price Associates, Inc.,
as investment sub-advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

T. Rowe Price Capital Appreciation Fund,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

Penn Series Funds, Inc. – Flexibly Managed Fund,
as a Lender

By: T. Rowe Price Associates, Inc.,
as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

T. Rowe Price Capital Appreciation Trust,
as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

[Wendy’s Amendment No. 2]

TRISTATE CAPITAL BANK, as a Lender

By:	/s/ Paul J. Oris
Name: Paul J. Oris
Title: Senior Vice President

[Wendy’s Amendment No. 2]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

[Wendy’s Amendment No. 2]

Advanced Series Trust – AST Western Asset Core Plus Bond Portfolio, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Allegheny Technologies Incorporated Master
Pension Trust, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

California State Teachers’ Retirement System, as a Lender

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Dow Retirement Group Trust, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Employees’ Retirement System of the State of Rhode Island, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

John Hancock Fund II Floating Rate Income Fund, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Legg Mason Western Asset Senior Loans Fund,
as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

LMP Corporate Loan Fund, Inc., as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

MassMutual Select Strategic Bond Fund,
as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

MT. WILSON CLO II, LTD., as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Pacific Select Fund - Diversified Bond Portfolio, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

SEI Institutional Managed Trust’s Core Fixed
Income, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Shell Pension Trust, as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

The Walt Disney Company Retirement Plan Master Trust, as a Lender

By: Western Asset Management Company as
Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Western Asset Bank Loan (Offshore) Fund,
as a Lender

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Western Asset Bank Loan (Multi-Currency)
Master Fund, as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Western Asset Floating Rate High Income
Fund, LLC, as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Western Asset Funds, Inc. - Western Asset Core Plus Bond Portfolio, as a Lender

By: Western Asset Management Company
as Investment Manager and Agent

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]

Western Asset Trichrome Fund, as a Lender

By:	/s/ Eiki Hatakeyama
Name: Eiki Hatakeyama
Title: Authorized Signatory

[Wendy’s Amendment No. 2]